UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 21, 2007

Cellu Tissue Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-118829	06-1346495
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1855 Lockeway Drive
Suite 501
Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 2) amends and restates Item 9.01 of the Current Report on Form 8-K previously filed by Cellu Tissue Holdings, Inc.  (“Cellu Tissue”) with the Securities and Exchange Commission on March 21, 2007 to include the historical financial statements of CityForest Corporation (“CityForest”) and the pro forma financial information required by Item 9.01 of Form 8-K with respect to Cellu Tissue’s acquisition of CityForest.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

The audited financial statements of CityForest as of  December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004 with the report of independent auditors are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)  Pro Forma Financial Information

The unaudited pro forma combined statement of financial position as of February 28, 2007, the unaudited pro forma combined statement of operations for the year ended February 28, 2007 and the notes to the unaudited pro forma combined financial statements are included as Exhibit 99.2 of this Current Report on Form 8-K/A and incorporated herein by reference.

(d)  Exhibits

10.1

Merger Agreement Among Cellu Tissue Holdings, Inc., Cellu City Acquisition Corporation, Wayne Gullstad as the Shareholders’ Representative and CityForest Corporation (incorporated by reference to Exhibit 10.1 to Cellu Tissue Holdings, Inc. ‘s Current Report on Form 8-K filed on February 26, 2007).

99.1	Financial Statements of CityForest Corporation as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004.

99.2

Unaudited Pro Forma Combined Statement of Financial Position as of February 28, 2007, the Unaudited Combined Statement of Operations for the year ended February 28, 2007 and the Notes to the Unaudited Pro Forma Combined Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc.
(Registrant)

Date:	June 4, 2007	By: /s/ Dianne M. Scheu
Ms. Dianne M. Scheu
Senior Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

10.1

Merger Agreement Among Cellu Tissue Holdings, Inc., Cellu City Acquisition Corporation, Wayne Gullstad as the Shareholders’ Representative and CityForest Corporation (incorporated by reference to Exhibit 10.1 to Cellu Tissue Holdings, Inc. ‘s Current Report on Form 8-K filed on February 26, 2007).

99.1	Financial Statements of CityForest Corporation as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004.

99.2

Unaudited Pro Forma Combined Statement of Financial Position as of February 28, 2007, the Unaudited Combined Statement of Operations for the year ended February 28, 2007 and the Notes to the Unaudited Pro Forma Combined Financial Statements.